UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On September 9, 2009, Luna Innovations Incorporated (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2009 and information regarding a conference call to be held by the Company to discuss those financial results. A copy of the press release (the “Press Release”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

The Press Release also announces the Company received notice on September 8, 2009, that the Nasdaq Listing Qualifications Hearings Panel (the “Panel”) has determined to transfer the Company’s shares of common stock from the Nasdaq Global Market to the Nasdaq Capital Market and continue listing of its shares. The Company’s continued listing on the Nasdaq Capital Market is conditioned on (i) the filing of its Form 10-Q for the quarter ended June 30, 2009, on or before September, 9, 2009, (ii) the provision to the Panel of monthly updates and prompt notice of any events that would affect its ability to obtain compliance with the Nasdaq Capital Market’s applicable listing standards, and (iii) the Company’s emergence from reorganization under Chapter 11 of the U.S. Bankruptcy Code on or before December 31, 2009, and successful application for initial listing to the Nasdaq Capital Market. The Nasdaq Stock Market Listing Qualifications Staff had previously issued a delisting determination letter to the Company on July 17, 2009, and the Company had appealed the proposed delisting to the Panel. The Company’s hearing on the appeal was held before the Panel on August 27, 2009.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated September 9, 2009 by Luna Innovations Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Talfourd H. Kemper, Jr.
Talfourd H. Kemper, Jr.
Vice President and General Counsel

Date: September 9, 2009

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated September 9, 2009 by Luna Innovations Incorporated.